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                                  ARMADA FUNDS
                                 CLASS I SHARES
                                (INSTITUTIONAL)

                                  EQUITY FUNDS
                             ASSET ALLOCATION FUNDS
                               FIXED INCOME FUNDS
                              TAX FREE BOND FUNDS

    Supplement dated March 15, 2002 to the Prospectus Dated October 1, 2001

 THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
    IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is amended by deleting the second paragraph in the section entitled "PRINCIPAL INVESTMENT STRATEGIES," on page 54, and replacing it with the following information:

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal securities). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.